Exhibit 99.1

Audit Committee Charter

PURPOSE

To assist the board of directors in fulfilling its oversight responsibilities for (1) the integrity of the company's financial statements, (2) the company's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, and (4) the performance of the company's internal audit function and independent auditors. The audit committee will also prepare the report that SEC rules require be included in the company's annual proxy statement3

AUTHORITY
The audit committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

●	Appoint, compensate, and oversee the work of the public accounting firm employed by the organization to conduct the annual audit. This firm will report directly to the audit committee.
●	Resolve any disagreements between management and the auditor regarding financial reporting.
●	Pre-approve all auditing and permitted non-audit services performed by the company's external audit firm.
●	Retain independent counsel, accountants, or others to advise the committee or assist in the conduct of an investigation.
●	Seek any information it requires from employees--all of whom are directed to cooperate with the committee's requests--or external parties.
●	Meet with company officers, external auditors, or outside counsel, as necessary.
●
 The committee may delegate authority to subcommittees, including the authority to pre-approve all auditing and permitted non-audit services, providing that such decisions are presented to the full committee at its next scheduled meeting.

COMPOSITION
The audit committee will consist of at least two and no more than four members of the board of directors. The board nominating committee will appoint committee members and the committee chair.

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Each committee member will be both independent and financially literate. At least one member shall be designated as the "financial expert," as defined by applicable legislation and regulation. No committee member shall simultaneously serve on the audit committees of more than two other public companies.

MEETINGS
The committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. All committee members are expected to attend each meeting, in person or via tele- or video-conference. The committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will meet separately, periodically, with management, with internal auditors and with external auditors. It will also meet periodically in executive session. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

RESPONSIBILITIES
The committee will carry out the following responsibilities:

Financial Statements

Review significant accounting and reporting issues and understand their impact on the financial statements. These issues include:

Complex or unusual transactions and highly judgmental areas

Major issues regarding accounting principles and financial statement presentations, including any significant changes in the company's selection or application of accounting principles

The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the company

Review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements

Review with management and the external auditors the results of the audit, including any difficulties encountered. This review will include any restrictions on the scope of the

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independent auditor's activities or on access to requested information, and any significant disagreements with management.

Discuss the annual audited financial statements and quarterly financial statements with management and the external auditors, including the company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations.

Review disclosures made by CEO and CFO during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the company's internal controls.

Discuss earnings press releases (particularly use of "pro forma," or "adjusted" nonGAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies. This review may be general (i.e., the types of information to be disclosed and the type of presentations to be made). The audit committee does not need to discuss each release in advance.

Internal Control

Consider the effectiveness of the company's internal control system, including information technology security and control.

Understand the scope of internal and external auditors' review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management's responses.

Internal Audit

Review with management and the chief audit executive the charter, plans, activities, staffing, and organizational structure of the internal audit function.

Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement, or dismissal of the chief audit executive.

Review the effectiveness of the internal audit function, including compliance with The Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.

On a regular basis, meet separately with the chief audit executive to discuss any matters that the committee or internal audit believes should be discussed privately.

t 949.465.0065 f 949.859.3647 19655 Descartes Foothill Ranch, CA 92610-2609 www.decisionpt.com

External Audit

Review the external auditors' proposed audit scope and approach, including coordination of audit effort with internal audit.

Review the performance of the external auditors, and exercise final approval on the appointment or discharge of the auditors. In performing this review, the committee will

●
At least annually, obtain and review a report by the independent auditor describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the company

●	Take into account the opinions of management and internal audit.

●	Review and evaluate the lead partner of the independent auditor.

●	Present its conclusions with respect to the external auditor to the Board.

Ensure the rotation of the lead audit partner every five years and other audit partners every seven years, and consider whether there should be regular rotation of the audit firm itself.

Present its conclusions with respect to the independent auditor to the full board

Set clear hiring policies for employees or former employees of the independent auditors On a regular basis, meet separately with the external auditors to discuss any matters that the committee or auditors believe should be discussed privately.

Compliance

Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any instances of noncompliance.

Establish procedures for: (i) The receipt, retention, and treatment of complaints received by the listed issuer regarding accounting, internal accounting controls, or auditing matters; and (ii) The confidential, anonymous submission by employees of the listed issuer of concerns regarding questionable accounting or auditing matters.

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Review the findings of any examinations by regulatory agencies, and any auditor observations.

Review the process for communicating the code of conduct to company personnel, and for monitoring compliance therewith.

Obtain regular updates from management and company legal counsel regarding compliance matters.

Reporting Responsibilities

Regularly report to the board of directors about committee activities and issues that arise with respect to the quality or integrity of the company's financial statements, the company's compliance with legal or regulatory requirements, the performance and independence of the company's independent auditors, and the performance of the internal audit function.

Provide an open avenue of communication between internal audit, the external auditors, and the board of directors.

Report annually to the shareholders, describing the committee's composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services.

Review any other reports the company issues that relate to committee responsibilities.

Other Responsibilities

Discuss with management the company's major policies with respect to risk assessment and risk management

Perform other activities related to this charter as requested by the board of directors. Institute and oversee special investigations as needed.

Review and assess the adequacy of the committee charter annually, requesting board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

Confirm annually that all responsibilities outlined in this charter have been carried out.

Evaluate the committee's and individual members' performance at least annually.

t 949.465.0065 f 949.859.3647 19655 Descartes Foothill Ranch, CA 92610-2609 www.decisionpt.com